Exhibit 99.(1)(jjjj)

MORGAN STANLEY INSTITUTIONAL FUND, INC.

ARTICLES OF AMENDMENT

MORGAN STANLEY INSTITUTIONAL FUND, INC., a Maryland corporation (the “Corporation”), does hereby certify to the State Department of Assessments and Taxation of Maryland (the “Department”) that:

FIRST:  The Corporation is registered as an open-end investment company under the Investment Company Act of 1940.

SECOND:  Pursuant to the authority contained in Section 2-605(a)(2) of the MARYLAND GENERAL CORPORATION LAW (the “MGCL”), the Board of Directors of the Corporation at a meeting duly convened and held on December 4-5, 2018 approved the change of the name of the Global Permanence Portfolio, a portfolio of common stock of the Corporation, to the Global Endurance Portfolio.

THIRD:  The Corporation desires to, and does hereby, amend its Articles of Restatement, as amended and supplemented (the “Charter”), pursuant to Sections 2-601 et seq. of the MGCL to change the name of the portfolio of common stock of the Corporation referred to above by deleting from the Charter the existing Article FIFTH, Section 3 in its entirety, and inserting in lieu thereof, the following new Article FIFTH, Section 3:

3.  Pursuant to Section 2-105 of the Maryland General Corporation Law, the Board of Directors of the Corporation shall have the power to designate one or more classes of shares of Common Stock, to fix the number of shares in any such class and to classify or reclassify any unissued shares with respect to such class.  Any such class (subject to any applicable rule, regulation or order of the Securities and Exchange Commission or other applicable law or regulation) shall have such preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, terms and conditions of redemption and other characteristics as the Board may determine in the absence of contrary determination set forth herein.  The aforesaid power shall include the power to create, by classifying or reclassifying unissued shares in the aforesaid manner, one or more classes in addition to those initially designated as named below.  Subject to such aforesaid power, the Board of Directors has designated the following portfolios of the Corporation and for certain of which has designated two classes of shares of Common Stock of the Corporation.  The names of such classes and the number of shares of Common Stock classified and allocated to these classes are as follows:

NAME OF CLASS	NUMBER OF SHARES OF COMMON STOCK CLASSIFIED AND ALLOCATED

Active International Allocation Portfolio — Class I	500,000,000 shares
Active International Allocation Portfolio — Class A	1,000,000,000 shares
Active International Allocation Portfolio — Class L	500,000,000 shares
Active International Allocation Portfolio — Class IS	500,000,000 shares
Active International Allocation Portfolio — Class C	500,000,000 shares
Active International Allocation Portfolio — Class T	500,000,000 shares
Active International Allocation Portfolio — Class IR	500,000,000 shares
Advantage Portfolio — Class I	500,000,000 shares
Advantage Portfolio — Class A	1,000,000,000 shares
Advantage Portfolio — Class L	500,000,000 shares
Advantage Portfolio — Class IS	500,000,000 shares
Advantage Portfolio — Class C	500,000,000 shares
Advantage Portfolio — Class T	500,000,000 shares
Advantage Portfolio — Class IR	500,000,000 shares
Asia Opportunity Portfolio — Class I	500,000,000 shares
Asia Opportunity Portfolio — Class A	500,000,000 shares
Asia Opportunity Portfolio — Class IS	500,000,000 shares
Asia Opportunity Portfolio — Class C	500,000,000 shares
Asia Opportunity Portfolio — Class T	500,000,000 shares
Asia Opportunity Portfolio — Class IR	500,000,000 shares
Emerging Markets Breakout Nations Portfolio — Class I	500,000,000 shares
Emerging Markets Breakout Nations Portfolio — Class A	500,000,000 shares
Emerging Markets Breakout Nations Portfolio — Class IS	500,000,000 shares
Emerging Markets Breakout Nations Portfolio — Class C	500,000,000 shares
Emerging Markets Breakout Nations Portfolio — Class T	500,000,000 shares
Emerging Markets Breakout Nations Portfolio — Class IR	500,000,000 shares
Emerging Markets Fixed Income Opportunities Portfolio — Class I	500,000,000 shares
Emerging Markets Fixed Income Opportunities Portfolio — Class A	1,000,000,000 shares
Emerging Markets Fixed Income Opportunities Portfolio — Class L	500,000,000 shares
Emerging Markets Fixed Income Opportunities Portfolio — Class IS	500,000,000 shares
Emerging Markets Fixed Income Opportunities Portfolio — Class C	500,000,000 shares
Emerging Markets Fixed Income Opportunities Portfolio — Class T	500,000,000 shares
Emerging Markets Fixed Income Opportunities Portfolio — Class IR	500,000,000 shares

Emerging Markets Leaders Portfolio — Class I	500,000,000 shares
Emerging Markets Leaders Portfolio — Class A	1,000,000,000 shares
Emerging Markets Leaders Portfolio — Class L	500,000,000 shares
Emerging Markets Leaders Portfolio — Class IS	500,000,000 shares
Emerging Markets Leaders Portfolio — Class C	500,000,000 shares
Emerging Markets Leaders Portfolio — Class T	500,000,000 shares
Emerging Markets Leaders Portfolio — Class IR	500,000,000 shares
Emerging Markets Portfolio — Class I	500,000,000 shares
Emerging Markets Portfolio — Class A	1,000,000,000 shares
Emerging Markets Portfolio — Class L	500,000,000 shares
Emerging Markets Portfolio — Class IS	500,000,000 shares
Emerging Markets Portfolio — Class C	500,000,000 shares
Emerging Markets Portfolio — Class T	500,000,000 shares
Emerging Markets Portfolio — Class IR	500,000,000 shares
Emerging Markets Small Cap Portfolio — Class I	500,000,000 shares
Emerging Markets Small Cap Portfolio — Class A	500,000,000 shares
Emerging Markets Small Cap Portfolio — Class IS	500,000,000 shares
Emerging Markets Small Cap Portfolio — Class C	500,000,000 shares
Emerging Markets Small Cap Portfolio — Class T	500,000,000 shares
Emerging Markets Small Cap Portfolio — Class IR	500,000,000 shares
Frontier Markets Portfolio — Class I	500,000,000 shares
Frontier Markets Portfolio — Class A	1,000,000,000 shares
Frontier Markets Portfolio — Class L	500,000,000 shares
Frontier Markets Portfolio — Class IS	500,000,000 shares
Frontier Markets Portfolio — Class C	500,000,000 shares
Frontier Markets Portfolio — Class T	500,000,000 shares
Frontier Markets Portfolio — Class IR	500,000,000 shares
Global Advantage Portfolio — Class I	500,000,000 shares
Global Advantage Portfolio — Class A	1,000,000,000 shares
Global Advantage Portfolio — Class L	500,000,000 shares
Global Advantage Portfolio — Class IS	500,000,000 shares
Global Advantage Portfolio — Class C	500,000,000 shares
Global Advantage Portfolio — Class T	500,000,000 shares
Global Advantage Portfolio — Class IR	500,000,000 shares
Global Concentrated Portfolio — Class I	500,000,000 shares
Global Concentrated Portfolio — Class A	500,000,000 shares
Global Concentrated Portfolio — Class IS	500,000,000 shares
Global Concentrated Portfolio — Class C	500,000,000 shares
Global Concentrated Portfolio — Class T	500,000,000 shares
Global Concentrated Portfolio — Class IR	500,000,000 shares
Global Concentrated Real Estate Portfolio — Class I	500,000,000 shares
Global Concentrated Real Estate Portfolio — Class A	500,000,000 shares
Global Concentrated Real Estate Portfolio — Class IS	500,000,000 shares
Global Concentrated Real Estate Portfolio — Class C	500,000,000 shares
Global Concentrated Real Estate Portfolio — Class T	500,000,000 shares
Global Concentrated Real Estate Portfolio — Class IR	500,000,000 shares

Global Core Portfolio — Class I	500,000,000 shares
Global Core Portfolio — Class A	500,000,000 shares
Global Core Portfolio — Class IS	500,000,000 shares
Global Core Portfolio — Class C	500,000,000 shares
Global Core Portfolio — Class T	500,000,000 shares
Global Core Portfolio — Class IR	500,000,000 shares
Global Counterpoint Portfolio — Class I	500,000,000 shares
Global Counterpoint Portfolio — Class A	500,000,000 shares
Global Counterpoint Portfolio — Class IS	500,000,000 shares
Global Counterpoint Portfolio — Class C	500,000,000 shares
Global Counterpoint Portfolio — Class T	500,000,000 shares
Global Counterpoint Portfolio — Class IR	500,000,000 shares
Global Discovery Portfolio — Class I	500,000,000 shares
Global Discovery Portfolio — Class A	1,000,000,000 shares
Global Discovery Portfolio — Class L	500,000,000 shares
Global Discovery Portfolio — Class IS	500,000,000 shares
Global Discovery Portfolio — Class C	500,000,000 shares
Global Discovery Portfolio — Class T	500,000,000 shares
Global Discovery Portfolio — Class IR	500,000,000 shares
Global Endurance Portfolio — Class I	500,000,000 shares
Global Endurance Portfolio — Class A	500,000,000 shares
Global Endurance Portfolio — Class IS	500,000,000 shares
Global Endurance Portfolio — Class C	500,000,000 shares
Global Endurance Portfolio — Class T	500,000,000 shares
Global Endurance Portfolio — Class IR	500,000,000 shares
Global Franchise Portfolio — Class I	500,000,000 shares
Global Franchise Portfolio — Class A	1,000,000,000 shares
Global Franchise Portfolio — Class L	500,000,000 shares
Global Franchise Portfolio — Class IS	500,000,000 shares
Global Franchise Portfolio — Class C	500,000,000 shares
Global Franchise Portfolio — Class T	500,000,000 shares
Global Franchise Portfolio — Class IR	500,000,000 shares
Global Infrastructure Portfolio — Class I	500,000,000 shares
Global Infrastructure Portfolio — Class A	1,000,000,000 shares
Global Infrastructure Portfolio — Class L	500,000,000 shares
Global Infrastructure Portfolio — Class IS	500,000,000 shares
Global Infrastructure Portfolio — Class C	500,000,000 shares
Global Infrastructure Portfolio — Class T	500,000,000 shares
Global Infrastructure Portfolio — Class IR	500,000,000 shares
Global Insight Portfolio — Class I	500,000,000 shares
Global Insight Portfolio — Class A	500,000,000 shares
Global Insight Portfolio — Class L	500,000,000 shares
Global Insight Portfolio — Class IS	500,000,000 shares
Global Insight Portfolio — Class C	500,000,000 shares
Global Insight Portfolio — Class T	500,000,000 shares
Global Insight Portfolio — Class IR	500,000,000 shares

Global Opportunity Portfolio — Class I	500,000,000 shares
Global Opportunity Portfolio — Class A	1,000,000,000 shares
Global Opportunity Portfolio — Class L	500,000,000 shares
Global Opportunity Portfolio — Class IS	500,000,000 shares
Global Opportunity Portfolio — Class C	500,000,000 shares
Global Opportunity Portfolio — Class T	500,000,000 shares
Global Opportunity Portfolio — Class IR	500,000,000 shares
Global Real Estate Portfolio — Class I	500,000,000 shares
Global Real Estate Portfolio — Class A	1,000,000,000 shares
Global Real Estate Portfolio — Class L	500,000,000 shares
Global Real Estate Portfolio — Class IS	500,000,000 shares
Global Real Estate Portfolio — Class C	500,000,000 shares
Global Real Estate Portfolio — Class T	500,000,000 shares
Global Real Estate Portfolio — Class IR	500,000,000 shares
Global Sustain Portfolio — Class I	500,000,000 shares
Global Sustain Portfolio — Class A	500,000,000 shares
Global Sustain Portfolio — Class L	500,000,000 shares
Global Sustain Portfolio — Class IS	500,000,000 shares
Global Sustain Portfolio — Class C	500,000,000 shares
Global Sustain Portfolio — Class T	500,000,000 shares
Global Sustain Portfolio — Class IR	500,000,000 shares
Growth Portfolio — Class I	500,000,000 shares
Growth Portfolio — Class A	1,000,000,000 shares
Growth Portfolio — Class L	500,000,000 shares
Growth Portfolio — Class IS	500,000,000 shares
Growth Portfolio — Class C	500,000,000 shares
Growth Portfolio — Class T	500,000,000 shares
Growth Portfolio — Class IR	500,000,000 shares
Insight Portfolio — Class I	500,000,000 shares
Insight Portfolio — Class A	500,000,000 shares
Insight Portfolio — Class L	500,000,000 shares
Insight Portfolio — Class IS	500,000,000 shares
Insight Portfolio — Class C	500,000,000 shares
Insight Portfolio — Class T	500,000,000 shares
Insight Portfolio — Class IR	500,000,000 shares
International Advantage Portfolio — Class I	500,000,000 shares
International Advantage Portfolio — Class A	1,000,000,000 shares
International Advantage Portfolio — Class L	500,000,000 shares
International Advantage Portfolio — Class IS	500,000,000 shares
International Advantage Portfolio — Class C	500,000,000 shares
International Advantage Portfolio — Class T	500,000,000 shares
International Advantage Portfolio — Class IR	500,000,000 shares
International Equity Portfolio — Class I	500,000,000 shares
International Equity Portfolio — Class A	1,000,000,000 shares
International Equity Portfolio — Class L	500,000,000 shares
International Equity Portfolio — Class IS	500,000,000 shares

International Equity Portfolio — Class C	500,000,000 shares
International Equity Portfolio — Class T	500,000,000 shares
International Equity Portfolio — Class IR	500,000,000 shares
International Opportunity Portfolio — Class I	500,000,000 shares
International Opportunity Portfolio — Class A	1,000,000,000 shares
International Opportunity Portfolio — Class L	500,000,000 shares
International Opportunity Portfolio — Class IS	500,000,000 shares
International Opportunity Portfolio — Class C	500,000,000 shares
International Opportunity Portfolio — Class T	500,000,000 shares
International Opportunity Portfolio — Class IR	500,000,000 shares
International Real Estate Portfolio — Class I	500,000,000 shares
International Real Estate Portfolio — Class A	500,000,000 shares
International Real Estate Portfolio — Class L	500,000,000 shares
International Real Estate Portfolio — Class IS	500,000,000 shares
International Real Estate Portfolio — Class C	500,000,000 shares
International Real Estate Portfolio — Class T	500,000,000 shares
International Real Estate Portfolio — Class IR	500,000,000 shares
Multi-Asset Portfolio — Class I	500,000,000 shares
Multi-Asset Portfolio — Class A	1,000,000,000 shares
Multi-Asset Portfolio — Class L	500,000,000 shares
Multi-Asset Portfolio — Class IS	500,000,000 shares
Multi-Asset Portfolio — Class C	500,000,000 shares
Multi-Asset Portfolio — Class T	500,000,000 shares
Multi-Asset Portfolio — Class IR	500,000,000 shares
Real Assets Portfolio — Class I	500,000,000 shares
Real Assets Portfolio — Class A	500,000,000 shares
Real Assets Portfolio — Class IS	500,000,000 shares
Real Assets Portfolio — Class C	500,000,000 shares
Real Assets Portfolio — Class T	500,000,000 shares
Real Assets Portfolio — Class IR	500,000,000 shares
Small Company Growth Portfolio — Class I	500,000,000 shares
Small Company Growth Portfolio — Class A	1,000,000,000 shares
Small Company Growth Portfolio — Class L	500,000,000 shares
Small Company Growth Portfolio — Class IS	500,000,000 shares
Small Company Growth Portfolio — Class C	500,000,000 shares
Small Company Growth Portfolio — Class T	500,000,000 shares
Small Company Growth Portfolio — Class IR	500,000,000 shares
US Core Portfolio — Class I	500,000,000 shares
US Core Portfolio — Class A	500,000,000 shares
US Core Portfolio — Class IS	500,000,000 shares
US Core Portfolio — Class C	500,000,000 shares
US Core Portfolio — Class T	500,000,000 shares
US Core Portfolio — Class IR	500,000,000 shares
U.S. Real Estate Portfolio — Class I	500,000,000 shares
U.S. Real Estate Portfolio — Class A	1,000,000,000 shares
U.S. Real Estate Portfolio — Class L	500,000,000 shares

U.S. Real Estate Portfolio — Class IS	500,000,000 shares
U.S. Real Estate Portfolio — Class C	500,000,000 shares
U.S. Real Estate Portfolio — Class T	500,000,000 shares
U.S. Real Estate Portfolio — Class IR	500,000,000 shares
Total	120,000,000,000 shares

†     The par value of all shares of common stock of all portfolios and classes that the Corporation has authority to issue is $0.001 per share.

FOURTH:  The foregoing amendment to the Charter as set forth in these Articles of Amendment is limited to a change expressly authorized by Section 2-605 of the MGCL to be made without action by the stockholders, and was approved by a majority of the entire Board of Directors, without action by the stockholders.

FIFTH:  These Articles of Amendment shall be effective on December 5, 2018.

SIXTH:  These Articles of Amendment do not increase the authorized stock of the Corporation.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be signed in its name and on its behalf by its President and attested to on its behalf by its Secretary on this 4th day of December, 2018.

MORGAN STANLEY INSTITUTIONAL FUND, INC.

	By:	/s/ John H. Gernon
John H. Gernon
President

ATTEST:

/s/ Mary E. Mullin
Mary E. Mullin
Secretary

THE UNDERSIGNED, President of MORGAN STANLEY INSTITUTIONAL FUND, INC., who executed on behalf of the Corporation the foregoing Articles of Amendment of which this certificate is made a part, hereby acknowledges, in the name and on behalf of the Corporation, the foregoing Articles of Amendment to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned President acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

/s/ John H. Gernon
John H. Gernon
President

S-1